INDEPENDENT AUDITORS' CONSENT
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To the Board of Directors
Serefex Corporation

April 15, 2003

Gentlemen:

We hereby consent to the use of our audit report of Serefex Corp. dated March 2, 2003 for the year ended December 31, 2002 in the Form 10-KSB of Serefex. dated April 15, 2003.





/s/ Bongiovanni & Associates
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Bongiovanni & Associates